                                                                     EXHIBIT 4.3

================================================================================

                         REGISTRATION RIGHTS AGREEMENT


                        Dated as of September 30, 1996

                                    between

                               UNITED USN, INC.


                                      and


                               SMITH BARNEY INC.
                           BT SECURITIES CORPORATION
                             CHASE SECURITIES INC.
                       CIBC WOOD GUNDY SECURITIES CORP.

================================================================================

          This Registration Rights Agreement (this "Agreement") is made and
                                                    ---------
entered into as of September 30, 1996 by and between United USN, Inc., a Delaware corporation (the "Company"), and Smith Barney Inc., BT Securities
                           -------
Corporation, Chase Securities Inc. and CIBC Wood Gundy Securities Corp. (collectively, the "Initial Purchasers"), which have collectively agreed to
                    ------------------
purchase pursuant to the Purchase Agreement (as defined herein) (i) 48,500 Units (the "Units"), each Unit consisting of a 14% Senior Discount Note due 2003
      -----
(each, a "Senior Note" and collectively, the "Senior Notes") and a warrant (each
          -----------                         ------------
an "Initial Warrant" and collectively, the "Initial Warrants") to purchase an
    ---------------                         ----------------
aggregate of 61,562 shares of Class A Common Stock of the Company, $.01 par value per share (the "Class A Common Stock"), and (ii) $36,000,000 aggregate
                      --------------------
principal amount at maturity of 9% Convertible Subordinated Notes due 2004 (the "Convertible Notes") which are convertible into shares of Class A Common Stock
 -----------------
(the "Convertible Note Shares").
      -----------------------

          If the Company, on or prior to March 30, 1998, (i) does not consummate a Qualified Public Offering (as defined in the Senior Note Indenture (as defined herein)) or (ii) is not sold pursuant to a Qualified Sale of the Company (as defined in the Senior Note Indenture), the Company will be obligated pursuant to the Senior Note Indenture to issue to the Holders of Senior Notes warrants (the "Senior Note Contingent Warrants") exercisable for Class A Common Stock. In
 -------------------------------
addition, if the Company, on or prior to September 30, 1999, (i) does not consummate a Qualified Public Offering (as defined in the Convertible Note Indenture (as defined herein)) or (ii) is not sold pursuant to a Qualified Sale of the Company (as defined in the Convertible Note Indenture), the Company will be obligated pursuant to the Convertible Note Indenture to issue to the Holders of the Convertible Notes warrants (the "Convertible Note Contingent Warrants")
                                        ------------------------------------
exercisable for Class A Common Stock. Under certain conditions, if the Company has not consummated a Qualified Public Offering or a Qualified Sale of the Company has not occurred by September 30, 1997, the Company will be required to offer the Holders of Convertible Notes the right to acquire additional convertible securities and warrants (the "Additional Warrants").
                                          -------------------

          This Agreement is made pursuant to the Purchase Agreement, dated September 23, 1996 (the "Purchase Agreement"), by and between the Company and
                         ------------------
the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Units and the Convertible Notes (together, the "Securities"), the Company
                                                    ----------
has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 7 of the Purchase Agreement.

          The parties hereby agree as follows:

SECTION 1.     DEFINITIONS

          As used in this Agreement, the following capitalized terms shall have the following meanings:

          Act:  The Securities Act of 1933, as amended.
          ---

          Business Day:    Any day except a Saturday, Sunday or other day in The
          ------------
City of New York, or in the city of the corporate trust office of the applicable Trustee, on which banks are authorized to close.

          Broker-Dealer:  Any broker or dealer registered under the Exchange
          -------------
Act.

          Broker-Dealer Transfer Restricted Senior Notes:  Exchange Notes that
          ----------------------------------------------
are acquired by a Broker-Dealer in the Exchange Offer in substitution for Senior Notes that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Senior Notes acquired directly from the Company or any of its affiliates).

          Class A Common Stock:  The Class A Common Stock, $.01 par value per
          --------------------
share, of the Company.

          Class B Common Stock:  The Class B Common Stock, $.01 par value per
          --------------------
share, of the Company.

          Closing Date:  September 30, 1996.
          ------------

          Commission:  The Securities and Exchange Commission.
          ----------

          Common Stock:  Together, the Class A Common Stock and the Class B
          ------------
Common Stock.

          Consummate:  An Exchange Offer shall be deemed "Consummated" for
          ----------
purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Exchange Notes to be issued in the Exchange Offer, (b) the maintenance of such Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof and (c) the delivery by the Company to the Registrar under the Senior Note Indenture of Exchange Notes in the same aggregate principal amount upon maturity as the aggregate principal amount upon maturity, if any, of Senior Notes properly tendered by Holders thereof pursuant to the Exchange Offer.

          Contingent Warrants:  Together, the Senior Note Contingent Warrants
          -------------------
and the Convertible Note Contingent Warrants.

          Convertible Note Indenture:  The Indenture, dated as of the Closing
          --------------------------
Date, between the Company and the Convertible Note Trustee, pursuant to which the Convertible Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

          Convertible Note Registration Default:  As defined in Section 5(b)
          -------------------------------------
hereof.

          Convertible Note Shares:  The Class A Common Stock of the Company
          -----------------------
issuable upon the conversion of the Convertible Notes.

          Convertible Notes:  As defined in the first paragraph of this
          -----------------
Agreement.

          Convertible Note Shares Shelf Registration Statement:  As defined in
          ----------------------------------------------------
Section 4(e) hereof.

          Convertible Note Shelf Registration Statement:  As defined in Section
          ---------------------------------------------
4(d) hereof.

          Convertible Note Trustee:  Harris Trust and Savings Bank.
          ------------------------

          Effectiveness Target Date:  As defined in Section 5 and specified in
          -------------------------
Sections 3 and 4.

          Exchange Act:  The Securities Exchange Act of 1934, as amended, and
          ------------
the rules and regulations of the Commission promulgated thereunder.

          Exchange Notes:  The Company's 14% Senior Discount Notes due 2003 to
          --------------
be issued pursuant to the Senior Note Indenture in the Exchange Offer.

          Exchange Offer:  The registration by the Company under the Act of the
          --------------
Exchange Notes pursuant to the Exchange Offer Registration Statement pursuant to which the Company shall offer the Holders of all outstanding Transfer Restricted Senior Notes the opportunity to exchange all such outstanding Transfer Restricted Senior Notes, being the original evidence of indebtedness, for Exchange Notes, as evidence of the same indebtedness in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Senior Notes properly tendered in such exchange offer by such Holders.

          Exchange Offer Registration Statement:  The Registration Statement
          -------------------------------------
relating to the Exchange Offer and the registration of Exchange Notes for sale from time to time by the Market Makers pursuant to Section 4(h) hereof, including the related Prospectus.

          Exempt Resales:  The transactions in which the Initial Purchasers
          --------------
propose to sell the Securities (i) to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act, (ii) to a limited number of other institutional "accredited investors" (as defined in Rule 501(a)(1), (2),
(3) and (7) under Regulation D of the Act) ("Accredited Investors") in private
                                             --------------------
sales exempt from registration under the Act and (iii) pursuant to an exemption from registration under the Act provided by Rule 144 thereunder.

          Holders:  As defined in Section 2 hereof.
          -------

          Indemnified Holder:  As defined in Section 8(a) hereof.
          ------------------

          Indentures:  Together, the Senior Note Indenture and the Convertible
          ----------
Note Indenture.

          Interest Payment Date:  As defined in the Indentures and the Notes.
          ---------------------

          Market Makers:  BT Securities Corporation, Chase Securities Inc. and
          -------------
CIBC Wood Gundy Securities Corp.

          NASD:  National Association of Securities Dealers, Inc.
          ----

          Notes:  Together, the Senior Notes and the Convertible Notes.
          -----

          Offering Memorandum:  The Offering Memorandum, dated September 23,
          -------------------
1996, and all amendments and supplements thereto, relating to the Securities and prepared by the Company pursuant to the Purchase Agreement.

          Person:  An individual, partnership, corporation, limited liability
          ------
company, trust, unincorporated organization or a government or agency or political subdivision thereof.

          Prospectus:  The prospectus included in a Registration Statement at
          ----------
the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement, term sheet, abbreviated term sheet, supplement with pricing related information and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

          Public Equity Offering:  means an underwritten public offering of
          ----------------------
Capital Stock (other than Disqualified Stock) of the Company pursuant to an effective registration statement filed under the Act.

          Record Holder:  With respect to any Special Interest Payment Date for
          -------------
the Senior Notes, each Person who is a Holder of Senior Notes on the record date with respect to the Interest Payment Date on which such Special Interest Payment Date shall occur, and with respect to any Special Interest Payment Date for the Convertible Notes, each Person who is a Holder of Convertible Notes on the Record Date with respect to the Interest Payment Date on which such Special Interest Payment Date shall occur.

          Registration Statement:  Any registration statement of the Company
          ----------------------
relating to (a) an offering of Exchange Notes pursuant to an Exchange Offer or the sale of Exchange Notes from time to time by the Market Makers or (b) the registration of Transfer Restricted Securities or Securities pursuant to a Shelf Registration Statement, in any case, (i) which is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and materials incorporated by reference therein.

          Restricted Broker-Dealer:  Any Broker-Dealer that holds Broker-Dealer
          ------------------------
Restricted Senior Notes.

          Securities:  As defined in the third paragraph of this Agreement.
          ----------

          Senior Note Indenture:  The Indenture, dated as of the Closing Date,
          ---------------------
between the Company and the Senior Note Trustee, pursuant to which the Senior Notes and the Exchange Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

          Senior Note Registration Default:  As defined in Section 5(a) hereof.
          --------------------------------

          Senior Note Shelf Registration Statement:  As defined in Section 4(a)
          ----------------------------------------
hereof.

          Senior Note Trustee:  Harris Trust and Savings Bank.
          -------------------

          Shelf Registration Statement:  The Convertible Note Shares Shelf
          ----------------------------
Registration Statement, the Convertible Note Shelf Registration Statement, the Senior Note Shelf Registration Statement, the Warrant Shelf Registration Statement and the Warrant Shares Shelf Registration Statement, as applicable.

          Special Interest Payment Date:  With respect to the Senior Notes or
          -----------------------------
the Convertible Notes, each Interest Payment Date for such Senior Note or such Convertible Note, respectively, if applicable.

          TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb)
          ---
as in effect on the Closing Date.

          Transfer Restricted Convertible Notes:  Each Convertible Note, until
          -------------------------------------
the earlier to occur of (a) the date on which such Convertible Note has been effectively registered under the Act and disposed of in accordance with a Convertible Note Shelf Registration Statement, (b) the date on which such Convertible Note is distributed to the public pursuant to Rule 144 under the Act and (c) the date on which such Convertible Note is converted into Class A Common Stock or is otherwise not outstanding.

          Transfer Restricted Convertible Note Share:  Each Convertible Note
          ------------------------------------------
Share, until the earlier to occur of (a) the date on which such Convertible Note Share has been effectively registered under the Act and disposed of in accordance with a Convertible Note Shares Shelf Registration Statement and (b) the date on which such Convertible Note Share is distributed to the public pursuant to Rule 144 under the Act.

          Transfer Restricted Senior Notes:  Each Senior Note, until the
          --------------------------------
earliest to occur of (a) the date on which such Senior Note is replaced in the Exchange Offer, (b) the date on which such Senior Note has been effectively registered under the Act and disposed of in accordance with the Senior Note Shelf Registration Statement and (c) the date on which such Senior Note is distributed to the public pursuant to Rule 144 under the Act.

          Transfer Restricted Securities:  Together, Transfer Restricted Senior
          ------------------------------
Notes, Transfer Restricted Convertible Notes, Transfer Restricted Convertible Note Shares, Transfer Restricted Warrants and Transfer Restricted Warrant Shares.

          Transfer Restricted Warrant Share:  Each outstanding Warrant Share,
          ---------------------------------
until the earlier to occur of (a) the date on which such Warrant Share has been effectively registered under the Act and disposed of in accordance with a Warrant Shares Shelf Registration Statement and (b) the date on which such Warrant Share is distributed to the public pursuant to Rule 144 under the Act.

          Transfer Restricted Warrants:  Each outstanding Warrant, until the
          ----------------------------
earlier to occur of (a) the date on which such Warrant has been effectively registered under the Act and disposed of in accordance with a Warrant Shelf Registration Statement and (b) the date on which such Warrant is distributed to the public pursuant to Rule 144 under the Act.

          Trustees:  Together, the Senior Note Trustee and the Convertible Note
          --------
Trustee.

          Underwriter:  Any underwriter, placement agent, selling broker, dealer
          -----------
manager, qualified independent underwriter or similar securities industry professional.

          Underwritten Offering:  An offering in which securities of the Company
          ---------------------
are sold by the applicable Holders to an underwriter for reoffering to the public.

          Units:    As defined in the first paragraph of this Agreement.
          -----

          Warrant Agent:  Harris Trust and Savings Bank.
          -------------

          Warrant Agreement:  Warrant Agreement, dated the date hereof, by and
          -----------------
between the Company and the Warrant Agent pursuant to which the Warrants are or may be issued from time to time as such Warrant Agreement is amended or supplemented from time to time in accordance with the terms thereof.

          Warrants:  Together, the Initial Warrants, the Contingent Warrants and
          --------
the Additional Warrants.

          Warrant Shares:  The shares of Class A Common Stock of the Company
          --------------
issuable upon the exercise of the Warrants.

          Warrant Shelf Registration Statement:  As defined in Section 4(b)
          ------------------------------------
hereof.

          Warrant Shares Shelf Registration Statement:  As defined in Section
          -------------------------------------------
4(c) hereof.


SECTION 2.     HOLDERS

          A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns of record Transfer Restricted
          ------
Securities.


SECTION 3.     REGISTERED EXCHANGE OFFER

          (a) Unless the Exchange Offer shall not be permitted by applicable federal law (after the procedures set forth in Section 6(a)(i) below have been complied with), the Company shall (i) cause to be filed with the Commission within 60 days after the date of original issuance of the Senior Notes, the Exchange Offer Registration Statement, (ii) use its best efforts to cause such Exchange Offer Registration Statement to become effective under the Act within 120 days after the date of original issuance of the Senior Notes, (iii) in connection with the foregoing, cause all necessary filings, if any, in connection with the registration and qualification of the Exchange Notes to be made under the Act and the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer (provided, however, that the
                                              --------  -------
Company shall not be obligated to file in any jurisdiction in which they are not so qualified or take any action which would subject them to general service of process or taxation in any jurisdiction where it is not so subject), and (iv) upon the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer within 180 days (or longer if required by applicable law) after the date of original issuance of the Senior Notes. Any Senior Notes not tendered will remain outstanding and continue to accrete interest or accrue interest, as the case may be, but will not retain any rights under this Agreement. The Exchange Offer shall be on the appropriate form permitting registration of the Exchange Notes to be offered in substitution for the Senior Notes that are Transfer Restricted Senior Notes and to permit sales of Broker-Dealer Transfer Restricted Senior Notes by Restricted Broker-Dealers as contemplated by Section 3(c) below and the sale of Exchange Notes from time to time by the Market Makers as contemplated by Section 12 hereof.

          (b) The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Transfer Restricted Senior Notes shall be included in the Exchange Offer Registration Statement; provided that the Company may include in the Exchange Offer Registration Statement additional notes issued pursuant to the Senior Note Indenture. The Company shall use its best efforts to cause the Exchange Offer to be Consummated within 180 days after the Closing Date.

          (c) The Company shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any affiliate of the Company who holds Senior Notes or Restricted Broker-Dealer who holds Senior Notes that are Transfer Restricted Senior Notes, and that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities, may acquire Exchange Notes in substitution for such Senior Notes (other than Transfer Restricted Senior Notes acquired directly from the Company) pursuant to the Exchange Offer;

provided, however, such Broker-Dealer may be deemed to be an "underwriter"
--------  -------
within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of each Exchange Note received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such sales of Broker-Dealer

Transfer Restricted Senior Notes by Restricted Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Senior Notes held by any such Broker-Dealer except to the extent required by the Commission.

          Each Holder of Senior Notes (other than certain specified holders) who wishes to acquire Exchange Notes, as substitute evidence of the indebtedness originally evidenced by the Senior Notes, pursuant to the Exchange Offer, will be required to represent that (i) it is not an affiliate of the Company, (ii) any Exchange Notes to be received by it were acquired in the ordinary course of its business and (iii) at the time of commencement of the Exchange Offer, it has no arrangement with any person to participate in the distribution (within the meaning of the Act) of the Exchange Notes.

          The Company shall use its best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(b) below to the extent necessary to ensure that it is available for sales of Broker-Dealer Transfer Restricted Senior Notes by Restricted Broker-Dealers, and to ensure that such Registration Statement conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least 20 business days (or longer if required by applicable law) from the date on which the Exchange Offer is Consummated.

          The Company shall promptly provide a reasonable number of copies of the latest version of the Prospectus included in the Exchange Offer Registration Statement to such Restricted Broker-Dealers upon request, and in no event later than two days after such request, at any time during such 60-day period in order to facilitate such sales.


SECTION 4.     SHELF REGISTRATION

          (a)  Senior Note Shelf Registration.  In the event that either (a) any
               ------------------------------
changes in law or applicable interpretations of the staff of the Commission do not permit the Company to effect the Exchange Offer or, (b) the Exchange Offer Registration Statement is not declared effective within 120 days following the date of original issuance of the Senior Notes, then the Company shall cause to be filed as promptly as practicable a shelf registration statement under the Act (which may be an amendment to the Exchange Offer Registration Statement (the

"Senior Note Shelf Registration Statement")), relating to all Transfer
------------------------------------------
Restricted Senior Notes, the Holders of which shall have provided the information required pursuant to Section 4(f) hereof, and shall use its best efforts to cause such Senior Note Shelf Registration Statement to become effective by the 180th day after the original issuance of the Senior Notes. The Company shall use its best efforts to keep the Senior Note Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for sales of Transfer Restricted Senior Notes by the Holders thereof entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, until three years after its effective date or such shorter period that will terminate when all the Transfer Restricted Notes covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement or otherwise.

          (b)  Warrant Shelf Registration:  The Company shall cause to be filed
               --------------------------
within 60 days after the date of original issuance of the Initial Warrants a shelf registration statement under the Act (the "Warrant Shelf Registration
                                                 --------------------------
Statement"), relating to all Transfer Restricted Warrants, the Holders of which
---------
shall have provided the information required pursuant to Section 4(f) hereof, and shall use its best efforts to cause such Warrant Shelf Registration Statement to become effective under the Act within 120 days after the date of original issuance of the Initial Warrants. The Company shall use its best efforts to keep the Warrant Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for sales of Transfer Restricted Warrants by the Holders thereof entitled to the benefit of this Section 4(b), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, until the earlier of (i) such time as all Transfer Restricted Warrants have been sold thereunder or otherwise or exercised and (ii) three years after its effective date; provided, however, that (x) in the event the Company is
                    --------  -------
required to issue Contingent Warrants and/or Additional Warrants, as the case may be, the Company shall amend the Warrant Shelf Registration Statement to include such Contingent Warrants and/or Additional Warrants, (y) the Company may include in the Warrant Shelf Registration Statement additional warrants issued pursuant to the Warrant Agreement, and in the case of either (x) or (y), the time period specified in this Section 4(b)(ii) shall be three years after the issuance of such additional warrants pursuant to the Warrant Agreement, Contingent Warrants and/or Additional Warrants.

          (c)  Warrant Shares Shelf Registration.  The Company shall cause to be
               ---------------------------------
filed within 270 days after the date of original issuance of the Initial Warrants a shelf registration statement under the Act (the "Warrant Shares Shelf
                                                            --------------------
Registration Statement"), relating to all Transfer Restricted Warrant Shares,
----------------------
the Holders of which shall have provided the information required pursuant to
Section 4(f) hereof, and shall use its best efforts to cause such Warrant Shares Shelf Registration Statement to become effective under the Act within 360 days after the date of original issuance of the Initial Warrants; provided, however,
                                                             --------  -------
that if prior to such 270th day, the Company shall file a Registration Statement with respect to any Public Equity Offering, then the Company shall cause the Warrant Shares Shelf Registration Statement to be filed on or prior to such date and; provided, further that at the time such Registration Statement relating to
     --------  -------
any such Public Equity Offering has been declared effective (the "IPO Effective Date") the Company shall use its best efforts to cause such Warrant Shares Shelf Registration Statement to become effective on the earlier of such 360th day and the IPO Effective Date. The Company shall use its best efforts to keep the Warrant Shares Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for sales of Transfer Restricted Warrant Shares by the Holders thereof entitled to the benefit of this Section 4(c), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, until the earlier of (i) such time as all Warrants have been exercised or have expired either pursuant to the term thereof or as a result of such Warrants becoming no longer issuable and (ii) eight years after the date on which the Convertible Notes are issued or such shorter period that is the date when all the Transfer Restricted Warrant Shares covered by such Warrant Shares Shelf Registration Statement have been sold pursuant to such Warrant Shares Shelf Registration Statement or otherwise.

          (d)  Convertible Note Shelf Registration.  The Company shall cause to
               -----------------------------------
be filed within 60 days after the date of original issuance of the Convertible Notes a shelf registration statement under the Act (the "Convertible Note Shelf
                                                         ----------------------
Registration Statement"), relating to all Transfer Restricted Convertible Notes,
----------------------
the Holders of which shall have provided the information required pursuant to
Section 4(f) hereof, and shall use its best efforts to cause such Convertible Note Shelf Registration Statement to become effective under the Act within 120 days after the date of original issuance of the Convertible Notes. The Company shall use its best efforts to keep the Convertible Note Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for sales of Transfer Restricted Convertible Notes by the Holders thereof entitled to the benefit of this Section 4(d), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, until the earlier of (i) such time as all Convertible Notes have been sold thereunder or otherwise or converted and (ii) three years after its effective date; provided, however,
                                                            --------  -------
that in the event the Company is required to issue additional Convertible Notes, the Company shall amend the Convertible Note Shelf Registration Statement to include such additional Convertible Notes and the time specified in this Section 4(d)(ii) shall be three years after the issuance of such additional Convertible Notes.

          (e)  Convertible Note Shares Shelf Registration.  The Company shall
               ------------------------------------------
cause to be filed within 60 days after the date of issuance of the Convertible Notes a shelf registration statement under the Act (the "Convertible Note Shares
                                                         -----------------------
Shelf Registration Statement"), relating to all Transfer Restricted Convertible
----------------------------
Note Shares, the Holders of which shall have provided the information required pursuant to Section 4(f) hereof, and shall use its best efforts to cause such Convertible Note Shares Shelf Registration Statement to become effective under the Act within 120 days after the date of original issuance of the Convertible Notes. The Company shall use its best efforts to keep the Convertible Note Shares Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for sales of Transfer Restricted Convertible Note Shares by the Holders thereof entitled to the benefit of this
Section 4(e), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, until the earlier of (i) eight years following the date on which the Convertible Notes are issued or (ii) such shorter period that is the date when all the Transfer Restricted Convertible Note Shares covered by such Convertible Note Shares Shelf Registration Statement have been sold pursuant to such Convertible Note Shares Shelf Registration Statement or otherwise.

          (f)  Provision by Holders of Certain Information in Connection with a
               ----------------------------------------------------------------
Shelf Registration Statement.  A Holder of Transfer Restricted Securities may
----------------------------
not include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within ten (10) Business Days after receipt of a written request therefor, such information specified in Item 507 of Regulation S-K under the Act, and any other similar information reasonably requested by the Company, for use in connection with any Shelf Registration Statement, Prospectus or preliminary Prospectus included therein. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading. A Holder of Notes shall not be entitled to receive Special Interest pursuant to Section 5 to the extent that such Holder fails to comply with any obligation under this subsection and the failure by such Holder to comply with any obligation under this subsection and the failure by such Holder to comply with such obligation is the sole reason for the accrual of Special Interest pursuant to Section 5 hereof.

          (g) Each Holder whose Transfer Restricted Securities are covered by a Shelf Registration Statement filed pursuant to Section 4 agrees, upon the request of the Underwriter(s) in any Underwritten Offering permitted pursuant to this Agreement, not to effect any public sale or distribution of securities of the Company of the same class as the Transfer Restricted Securities included in such Shelf Registration Statement (except as part of such registration) including a sale pursuant to Rule 144 under the Securities Act, during the 10-day period prior to, and during the 120-day period (subject to Section 6(d) hereof) beginning on, the closing date of any such Underwritten Offering made pursuant to such Shelf Registration Statement, to the extent timely notified in writing by the Company or such Underwriter(s).

          (h)  Shelf Registration for Market Making.  The Company shall (i)
               ------------------------------------
include in the Exchange Offer Registration Statement, the Convertible Note Shelf Registration Statement, the Convertible Note Shares Shelf Registration Statement, the Senior Note Shelf Registration Statement (if applicable), the Warrant Shelf Registration Statement and the Warrant Shares Shelf Registration Statement such disclosures as may be necessary to permit the Prospectus contained in each such Registration Statement to be used in connection with offers and sales by the Market Makers of the Exchange Notes and the Transfer Restricted Securities and (ii) following the effectiveness of each such Registration Statement, use its best efforts to keep each such Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof for the time periods specified in
Section 3 or 4 of this Agreement, as applicable, to the extent necessary to ensure that it is available for sales of Exchange Notes and Transfer Restricted Securities in connection with market making activities by the Market Makers entitled to the benefit of this Section 4(h), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for so long as any Shelf Registration Statement is required to be effective pursuant to this Agreement and such Market Makers or any of their affiliates (as defined in the rules and regulations of the Commission under the Act) own any equity securities of the Company and propose to make a market in the Securities as part of their business in the ordinary course.

SECTION 5.     SPECIAL INTEREST

     (a)  Senior Notes:
          ------------

          If (i) any Exchange Offer Registration Statement or Senior Note Shelf Registration Statement required to be filed pursuant to this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any such Exchange Offer Registration Statement or Senior Note Shelf Registration Statement has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"), (iii) the Exchange Offer has not
                -------------------------
been Consummated on or prior to the date specified in this Agreement, or (iv) any Exchange Offer Registration Statement or Senior Note Shelf Registration Statement required by this Agreement is filed and declared effective but shall thereafter within the time periods specified in Section 3 or 4 of this Agreement, as applicable, cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Exchange Offer Registration Statement or Senior Note Shelf Registration Statement that cures such failure and that is itself declared effective for a period of more than 30 consecutive days (each such event referred to in clauses (i) through (iv), a "Senior Note Registration Default"),
                                            --------------------------------
then commencing on the day following the date on which such Senior Note Registration Default occurs, the Company agrees to pay to each Holder of Transfer Restricted Senior Notes during the first 90-day period immediately following the occurrence of such Senior Note Registration Default additional interest at the rate of 0.5% per annum ("Special Interest"). The amount of Special Interest payable to each Holder shall increase by an additional 0.5% per annum for each subsequent 90-day period up to a maximum rate of 1.5% per annum. A Senior Note Registration Default shall cease, and Special Interest shall cease to be payable with respect to such Senior Note Registration Default (1) upon the filing of the applicable Exchange Offer Registration Statement or Senior Note Shelf Registration Statement, in the case of clause (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement or Senior Note Shelf Registration Statement, in the case of clause (ii) above, (3) upon the Consummation of the Exchange Offer, in the case of (iii) above, and (4) when the Exchange Offer Registration Statement or Senior Note Shelf Registration Statement becomes effective or usable in the case of clause (iv) above. Notwithstanding the foregoing to the contrary, (I) the amount of Special Interest payable shall not increase because more than one Senior Note Registration Default has occurred and is pending, (II) a Holder of Transfer Restricted Senior Notes who is not entitled to the benefits of a Senior Note Shelf Registration (i.e., such Holder has not elected to include Transfer Restricted Senior Notes in such Senior Notes Shelf Registration or has failed to provide all the information required pursuant to
Section 4(f) hereof) shall not be entitled to Special Interest with respect to a Senior Note Registration Default that pertains to a Senior Note Shelf Registration Statement and (III) a Holder of Senior Notes constituting an unsold allotment from the original sale of the Senior Notes shall not be entitled to Special Interest by reason of a Senior Note Registration Default that pertains to an Exchange Offer.

          All accrued Special Interest shall be paid to Record Holders on each Special Interest Payment Date in the same manner in which payments of interest are made pursuant to the Senior Indenture. All obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Senior Note at the time such security ceases to be a Transfer Restricted Senior Note shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

     (b)  Convertible Notes:
          -----------------

          If (i) any Convertible Note Shelf Registration Statement required to be filed pursuant to this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any such Convertible Note Shelf Registration Statement has not been declared effective by the Commission on or prior to the Effectiveness Target Date, or (iii) the Convertible Note Shelf Registration Statement required by this Agreement is filed and declared effective but shall thereafter within the time periods specified in Section 3 or 4 of this Agreement, as applicable, cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Convertible Note Shelf Registration Statement that cures such failure and that is itself declared effective for a period of more than 30 consecutive days (each such event referred to in clauses (i) through (iii), a "Convertible Note Registration
                                             -----------------------------
Default"), then commencing on the day following the date on which such
-------
Convertible Note Registration Default occurs, the Company agrees to pay to each Holder of Transfer Restricted Convertible Notes during the first 90-day period immediately following the occurrence of such Convertible Registration Default, Special Interest at a rate of 0.5% per annum. The amount of Special Interest payable to each Holder shall increase by an additional 0.5% per annum for each subsequent 90-day period up to a maximum rate of 1.5% per annum. A Convertible Note Registration Default shall cease, and Special Interest shall cease to be payable with respect to such Convertible Note Registration Default (1) upon the filing of the Convertible Note Shelf Registration Statement, in the case of clause (i) above, (2) upon the effectiveness of the Convertible Note Shelf Registration Statement, in the case of clause (ii) above, and (3) when the Convertible Note Shelf Registration Statement becomes effective or usable in the case of clause (iii) above. Notwithstanding the foregoing to the contrary, (I) the amount of Special Interest payable shall not increase because more than one Convertible Note Registration Default has occurred and is pending, (II) a Holder of Transfer Restricted Convertible Notes who is not entitled to the benefits of a Convertible Note Shelf Registration (i.e., such Holder has not elected to include Transfer Restricted Convertible Notes in such Convertible Note Shelf Registration or has failed to provide all the information required pursuant to
Section 4(f) hereof) shall not be entitled to Special Interest with respect to a Convertible Note Registration Default that pertains to a Convertible Note Shelf Registration Statement.

          All accrued Special Interest shall be paid to Record Holders on each Special Interest Payment Date in the same manner in which payments of interest are made pursuant to the Convertible Note Indenture. All obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Convertible Note at the time such security ceases to be a Transfer Restricted Convertible Note shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

SECTION 6.     REGISTRATION PROCEDURES

          (a)  Exchange Offer Registration Statement.
               -------------------------------------

               (i) If there is a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Company hereby agrees to seek oral interpretive advice, a no-action letter or other interpretive advice from the Commission staff allowing the Company to Consummate an Exchange Offer for such Senior Notes and in connection with the foregoing (A) to participate in telephonic conferences with the Commission staff, (B) to deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal basis, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) to pursue diligently a resolution by the Commission staff of such submission (which need not be favorable); provided, however, that
                                                       --------  -------
     the Company may alternatively determine to file a Senior Note Shelf Registration Statement and provided, further that the Company agrees to
                                --------  -------
     pursue the issuance of a decision to the Commission staff level, but shall not be required to take commercially unreasonable action in connection therewith.

               (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Senior Notes shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company (which may be contained in the letter of transmittal furnished in connection with the Exchange Offer) to the effect that such Holder (A) is not an affiliate of the Company (or that if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Act to the extent applicable), (B) is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be issued in the Exchange Offer and (C) is acquiring the Exchange Notes in its ordinary course of business. The Initial Purchasers shall ensure that each Holder and Broker-Dealer acknowledges and agrees that any such Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan
                                                                    ------
     Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings
     ---------------------                              ----------------------
     Corporation (available May 13, 1988), as interpreted in the Commission's
     -----------
     letter to Shearman & Sterling dated July 2, 1993, and similar no-action
               -------------------
     letters (including, if applicable, any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Notes obtained by such Holder in substitution for Senior Notes acquired by such Holder directly from the Company.

               (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company shall provide a supplemental letter to the Commission (A) stating that the Company is registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital
                                                                 -------------
     Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc.
     --------------------                           ----------------------------
     (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above, (B) representing that the Company has not entered into any arrangement or understanding with any Person to distribute the Exchange Notes to be received in the Exchange Offer and that, to the best of the Company's information and belief (if in fact the following statement is to the Company's knowledge true and correct), each Holder participating in the Exchange Offer is acquiring the Exchange Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes received in the Exchange Offer and
     (C) including any other undertaking or representation reasonably required by the Commission as set forth in any no-action letter obtained pursuant to clause (i) above.

          (b) General Provisions.  In connection with any Registration Statement
              ------------------
and any related Prospectus provided for by this Agreement, the Company shall:

               (i) use its reasonable best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the periods specified in Section 3 or 4 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities, during the period required by this Agreement, the Company shall, in the case of clause (A), take appropriate action to correct any such misstatement or omission and, in the case of clause (A) or (B), cause such Registration Statement and the related Prospectus to become effective and usable for their intended purpose(s) as soon as practicable thereafter;

               (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the periods set forth in
     Section 3 or 4 hereof as applicable and otherwise to comply with the applicable provisions of the Act and the rules and regulations promulgated thereunder in respect of such amendments; and comply with the provisions of the Act directly applicable to and required to be complied with by the Company with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

               (iii) in the case of a Shelf Registration Statement, advise the managing Underwriter(s) with respect to such Registration Statement (the "Managing Underwriter(s)"), if any, and selling holders named in any
     ------------------------
     Registration Statement (the "Selling Holders") promptly and confirm such
                                  ---------------
     advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to a Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of a Shelf Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (E) of the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

               (iv) to the extent reasonably practicable, furnish to the Initial Purchasers, each Selling Holder and each of the Managing Underwriter(s) in connection with such sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus which documents will be subject to the review and comment of such Holders and Managing Underwriter(s) in connection with such sale, if any, for a period of three Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus to which the Selling Holders or the Managing Underwriter(s), if any, shall object on reasonable legal
     grounds within three business days after the receipt thereof.   A Selling
     Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such document as proposed to be filed contains a material misstatement or omission;

               (v) to the extent reasonably practicable, prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the Selling Holders and to the Managing Underwriter(s) in connection with such sale, if any, for a period of three Business Days, make the Company's representatives available for discussion of such document and other customary due diligence matters during such period, and include such information in such document prior to the filing thereof as such Selling Holders or Managing Underwriter(s), if any, reasonably may request within three Business Days; provided, however, that any document incorporated by
                          --------  -------
     reference in any such Registration Statement or Prospectus shall be provided to the Initial Purchasers, such Selling Holders and such Managing Underwriter(s) no later than the time that such amendment or supplement is filed with the Commission;

               (vi) in the case of a Shelf Registration Statement, make available at reasonable times for inspection by the Selling Holders, any Managing Underwriter(s) and any attorney or accountant retained by such Selling Holders or any of such Managing Underwriter(s), all relevant information as is customary for similar due diligence examinations, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Selling Holder, underwriter, attorney or accountant in connection with such Shelf Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness; provided, however, that such Selling
                                     --------  -------
     Holders, Managing Underwriter(s), attorneys or accountants agree to keep confidential any records, information or documents that are designated by the Company in writing as confidential and to use such information obtained pursuant to this provision only in connection with the transaction for which such information was obtained, and not for any other purpose, unless
     (i) such records, information or documents (x) are available to the public,
     (y) were already in such Selling Holders', Managing Underwriter(s)', attorneys' or accountants' possession prior to its receipt from the Company and they do not otherwise have any obligation to keep such records, information or documents confidential or (z) are obtained by such Selling Holders, Managing Underwriter(s), attorneys or accountants from a third person who, insofar as is known to such Selling Holders, Managing Underwriter(s), attorneys or accountants, after due inquiry, is not prohibited from transmitting the information to such Selling Holders, Managing Underwriter(s), attorneys or accountants by a contractual, legal or fiduciary obligation to the Company or a third party, or (ii) disclosure of such records, information or documents is required by court or administrative order after the exhaustion of appeals therefrom;

               (vii) if requested by any Selling Holders or the Managing Underwriter(s) in order to accurately reflect information regarding such Selling Holder's or Underwriter's plan of distribution as required in the Registration Statement promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Selling Holders and Managing Underwriter(s), if any, may reasonably request to have included therein and make all required filings of such Prospectus supplement or post-effective amendment as soon as legally required after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

               (viii) in the case of a Shelf Registration Statement, furnish to each Selling Holder and each of the Managing Underwriter(s) in connection with such sale, if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including upon the requests of such Person all documents incorporated therein by reference (in each case, without exhibits thereto, unless requested);

               (ix) in the case of a Shelf Registration Statement, deliver to each Selling Holder and each of the Managing Underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the Selling Holders and each of the Managing Underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto in compliance with applicable law;

               (x) in the case of a Shelf Registration Statement, use its best efforts to enter into such underwriting agreements and other selling agreements as are customary in underwritten offerings and take all such other reasonable actions in connection therewith (including those reasonably requested by the Managing Underwriter(s) or the Selling Holders who hold a majority of the Transfer Restricted Securities included in such registration) in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to the Shelf Registration Statement; provided, however, that the Company shall have no liability for
                --------  -------
     any compensation or reimbursement of expenses due to any Underwriter or other party assisting in the disposition of such Transfer Restricted Securities or other expenses incurred by the Holder thereof in connection with such disposition other than agreed upon expenses, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Offering, the Company shall: (i) to the extent possible, make such representations and warranties to the Selling Holders and the Managing Underwriter(s), if any, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when reasonably requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriter(s), if any, and the Selling Holders of a majority in principal amount of the Transfer Restricted Securities included in such Shelf Registration Statement), addressed to each Selling Holder and each of the Managing Underwriter(s), if any, covering the matters customarily covered in opinions requested in underwritten offerings; (iii) to the extent permitted by the professional standards governing the accounting profession at the time, obtain "cold comfort" letters and updates thereof (which letters and updates (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriter(s), if any) from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are requested to be, included in the Registration Statement), addressed to each of the Managing Underwriter(s), if any, and each Selling Holder, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; and (iv) deliver such other documents and certificates as may be reasonably requested by the Selling Holders of a majority in principal amount of the Transfer Restricted Securities included in such Registration Statement or the Managing Underwriter(s), if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause (x).

          The above shall be done at each closing under such underwriting or similar agreement, as and to the extent required thereunder, and if at any time the representations and warranties of the Company contemplated in
     Section 6(x)(i) above cease to be true and correct, the Company shall so advise the Managing Underwriter(s), if any, and Selling Holders promptly and if requested by such Persons, shall confirm such advice in writing;

               (xi) cooperate with the Selling Holders, the Managing Underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the Blue Sky law of such jurisdictions as the Selling Holders or Managing Underwriter(s) may reasonably request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that the Company
                                        --------  -------
     shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation in any jurisdiction where it is not now so subject;

               (xii) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the Selling Holders and the Managing Underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the Holders or the Managing Underwriter(s), if any, may request at least two Business Days prior to such sale of Transfer Restricted Securities;

               (xiii) use its best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other regulatory agencies or authorities as are necessary to enable the seller or sellers thereof or the Managing Underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities subject to the proviso contained in clause (xi) above;

               (xiv) in the case of a Shelf Registration Statement, if any fact or event contemplated by Section 6(b)(iii)(D) or (E) above shall exist or have occurred, use its reasonable best efforts to prepare a supplement or post-effective amendment to a Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (xv) provide CUSIP number(s) for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide each of the Trustees under the Senior Note Indenture and Convertible Note Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with The Depository Trust Company;

               (xvi) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is
                                     ---------------------------------
     required to be retained in accordance with the rules and regulations of the NASD, and use its best efforts to cause such Registration Statement to become effective and approved by such regulatory agencies or authorities as are necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

               (xvii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);

               (xviii) cause each of the Senior Note Indenture and the Convertible Note Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement in connection with the Transfer Restricted Senior Notes or Exchange Notes, and, in connection therewith, cooperate with the Trustees and the Holders of Notes to effect such changes to each of the Senior Note Indenture and Convertible Note Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustees to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

          (c)  Restrictions on Holders.  Each Holder agrees by acquisition of a
               -----------------------
Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(b)(iii)(C), (D) or (E) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(b)(xiv) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus currently being used may
 ------
be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(b)(iii)(C), (D) or (E) hereof to and including the date when each Selling Holder covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 6(b)(xiv) hereof or (y) the Advice.

          Subject to Section 6(d) hereof, each Holder further agrees that, upon receipt of notice from the Company that the Company intends to make an offering to the public of its securities, whether or not through an Underwriter, such Holder will forthwith discontinue disposition of Transfer Restricted Securities for such period (not to exceed 120 days) as is required to complete such offering and for a further period of 120 days after the completion of such offering.

          (d) In the event that the Company agrees with any other Person that such Person shall be restricted from effecting any public sale or disposition of securities of the Company for a shorter period than the periods stated in Sections 4(g) or Section 6(c) of this Agreement, then the respective periods stated in Sections 4(g) and 6(c) hereof shall be adjusted, from time to time, so that the Holders shall have the benefit of the shortest period to which the Company has agreed.

SECTION 7.     REGISTRATION EXPENSES

          (a) All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel, as may be required by the rules and regulations of the NASD); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all printing expenses of printing (including printing certificates for the Exchange Notes and printing of Prospectuses, if necessary); (iv) all fees and disbursements directly related to the Exchange Offer of counsel for the Company and, in accordance with Section 7(b) below, the Holders of Transfer Restricted Senior Notes; and (v) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance). Notwithstanding anything in this Section 7 to the contrary, the Company shall not be required to pay (a) the fees and expenses of any underwriter or of legal counsel for any underwriter, other than a "qualified independent underwriter" (acting solely in such capacity) as provided in clause (i) of the preceding sentence or (b) any underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Transfer Restricted Securities.

          The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

          (b) In connection with the Exchange Offer and the Shelf Registration Statements, the Company will reimburse the Holders of Transfer Restricted Senior Notes for the reasonable fees and disbursements of not more than one counsel chosen by the Holders of a majority of the principal amount of such Transfer Restricted Senior Notes; provided, however, that such counsel must be reasonably
                         --------  -------
satisfactory to the Company and that such fees shall not exceed $10,000 with respect to the Exchange Offer and $10,000 with respect to the Shelf Registration Statements in the aggregate.


SECTION 8.     INDEMNIFICATION

          (a) The Company agrees to indemnify and hold harmless each Holder, each Market Maker and each Person, if any, who controls such Holder or Market Maker within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act (any person referred to above being sometimes hereinafter referred to as an "Indemnified Holder"), against any and all losses, liabilities, claims,
          ------------------
damages and expenses (including but not limited to reasonable attorneys' fees and any and all expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented, if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading; provided, however, that the Company will not be liable in any such
            --------  -------
case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Indemnified Holder expressly for use therein;

provided, further, however, that the indemnification provided for in this
--------  -------  -------
subsection shall not inure to the benefit of any indemnified party with respect to any sale or disposition of Transfer Restricted Securities by such Holder in violation of the provisions of Section 6(c) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including, under this Agreement.

          (b) Each Holder and each Market Maker agrees to indemnify and hold harmless the Company and each Person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and each of the Company's and any such controlling Person's agents, employees, officers and directors, against any losses, liabilities, claims, damages and expenses (including but not limited to attorneys' fees and any and all expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented, if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by such Holder or Market Maker (or its related Indemnified Holder) expressly for use therein. This indemnity will be in addition to any liability which such Holder or Market Maker may otherwise have, including, under this Agreement.

          (c)  Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8, except to the extent that it has been prejudiced in any material respect by such failure, or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded, based upon written advice of counsel, that representation by the same counsel of both the indemnifying party and the indemnified parties could result in a conflict of interest (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties. The indemnifying party under subsection (a) or (b) above shall only be liable for the legal expenses of one separate firm of attorneys for all indemnified parties in each jurisdiction in which any claim or action is brought; provided, however, that the indemnifying party shall be
                   --------  -------
liable for separate counsel for any indemnified party in a jurisdiction if counsel to the indemnified parties shall have concluded in writing that representation by one counsel of both such indemnified party and the other indemnified parties could result in a conflict of interest. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.
         --------  -------

          (d) In order to provide for contribution in circumstances in which the indemnification provided for in this Section 8 is for any reason held to be unavailable or is insufficient to hold harmless a party indemnified thereunder, the Company and each Holder and/or each Market Maker shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the indemnifying party, any contribution received by the indemnifying party from persons, other than any Indemnified Holders, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange
Act) to which the Company and any Holder or Market Maker may be subject, in such proportion as is appropriate to reflect the relative benefits received by (i) the Company from the offering of the Securities and (ii) any such Holder or Market Maker (and its related Indemnified Holder) from its sale of Securities or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in this Section 8, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and such Holder or Market Maker in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and any Holder or Market Maker shall be deemed to be in the same proportion as (x) the total proceeds from the offering of Securities (net of discounts but before deducting expenses) received by the Company and (y) the total proceeds received by such Holder or Market Maker upon its sale of Securities which otherwise would give rise to the indemnification obligation, respectively. The relative fault of the Company and of any Holder or Market Maker shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Holder or Market Maker or its related Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder and each Market Maker agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) no Holder or its related Indemnified Holders shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder or Market Maker with respect to the sale of its Securities exceeds the sum of (A) the amount paid by such Holder or Market Maker for such Securities plus (B) the amount of any damages which such Holder or Market Maker has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission; provided,
                                                                    --------
however, that if such Holder is also an Initial Purchaser then the amount paid
-------
by such Holder shall not exceed the amount of any discounts or commissions received by such Holder in connection with offering of the Securities and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls any Holder or Market Maker within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Holder or Market Maker, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 8(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8, except to the extent that it has been prejudiced in any material respect by such failure, or otherwise.
No party shall be liable for contribution with respect to any action or claim settled without its written consent; provided, however, that such written
                                     --------  -------
consent was not unreasonably withheld.

          (e) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.


SECTION 9.     RULE 144 AND 144A

          The Company covenants that, so long as any Transfer Restricted Securities remain outstanding, it will file the reports required to be filed by it (if so required) under the Exchange Act and the rules and regulations thereunder in a timely manner and, if at any time the Company is not required to file such reports, it will, so long as any Transfer Restricted Securities remain outstanding, upon the request of any Holder of Transfer Restricted Securities, use its best efforts to make available to such Holder and any prospective purchaser the information required to permit sales pursuant to Rule 144 and Rule 144A. The Company further covenants that it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time, to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act pursuant to the exemptions provided by Rule 144 and Rule 144A. Upon the request of any Holder of Transfer Restricted Securities, the Company will deliver to such Holder a written statement as to whether the Company has complied with such information and requirements.

SECTION 10.    UNDERWRITTEN OFFERINGS

          The Holders of Transfer Restricted Securities may elect to sell their Transfer Restricted Securities pursuant to up to three Underwritten Offerings;

provided, however, that in no event shall any Holder commence any such
--------  -------
Underwritten Offering if (A) a period of less than 180 days has elapsed (i) since the consummation of the most recent Underwritten Offering hereunder or
(ii) since the consummation of any offering of securities by the Company to the public, whether or not through an Underwriter, or (B) the Company notifies such Holder that it intends to make such an offering within the next 120 days. No Holder may participate in any Underwritten Offering hereunder unless such Holder
(a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in customary underwriting arrangements entered into in connection therewith and (b) completes and executes all reasonable questionnaires, powers of attorney, lock-up letters and other documents required under the terms of such underwriting arrangements. Nothing in this Agreement shall give any Holder any right to join in any offering by the Company of its securities to the public.


SECTION 11.    SELECTION OF UNDERWRITERS

          In any Underwritten Offering, the Underwriters for the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such
                                                          --------
investment bankers and managers must be reasonably satisfactory to the Company.


SECTION 12.    MISCELLANEOUS

          (a)  Remedies.  Each Holder, in addition to being entitled to exercise
               --------
all rights provided herein, in the Indentures, the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (b)  No Inconsistent Agreements.  The Company will not on or after the
               --------------------------
date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, provided, however, that nothing
                                                --------  -------
herein shall be deemed to prevent the Company from entering into arrangements for the sale of its securities pursuant to normal and customary arrangements therefor.

          (c)  Amendments and Waivers.  The provisions of this Agreement may not
               ----------------------
be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Senior Notes subject to such Exchange Offer.

          (d)  Notices.  All notices and other communications provided for or
               -------
permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

               (i) if to a Holder, at the address set forth on the records of the Registrar under the Senior Note Indenture or the Convertible Note Indenture, as the case may be, with a copy to the Registrar under such Indenture;

               (ii)   if to the Company:

                      United USN, Inc.
                      10 S. Riverside Plaza
                      Suite 410
                      Chicago, Illinois 60606

                      Facsimile No.: (312) 906-3636
                      Attention:  Ronald W. Gavillet, Esq., Executive Vice
                                  President, Strategic and External Affairs and General Counsel
                      Telephone No.: (312) 906-3600

                      Skadden, Arps, Slate, Meagher & Flom
                      333 West Wacker Drive
                      Suite 2100
                      Chicago, Illinois  60606

                      Facsimile No.:  (312) 407-0411
                      Attention:  Gary P. Cullen
                      Telephone No.  (312) 407-0680

               (iii)  if to the Initial Purchasers:

                      Smith Barney Inc.
                      BT Securities Corporation
                      Chase Securities Inc.
                      CIBC Wood Gundy Ventures, Inc.
                      c/o Smith Barney Inc.
                      388 Greenwich Street
                      New York, New York  10013

                      Facsimile No.:  (212) 816-7456
                      Attention:  High Yield Capital Markets Group,
                                  George Alex, Managing Director
                      Telephone No.:  (212) 816-6000

                    With copies to:  Akin, Gump, Strauss, Hauer &
                     Feld, L.L.P.
                    1333 New Hampshire Avenue, N.W., Suite 400
                    Washington, D.C.  20036

                    Facsimile No.:  (202) 887-4288
                    Attention:  Bruce S. Mendelsohn, P.C.
                    Telephone No.: (202) 887-4446

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the applicable Trustee at the address specified in such Indenture.

          (e)  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, Holders and subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be
--------  -------
binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities directly from such Holder.

          (f)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g)  Headings.  The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (h)  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

          (i)  Severability.  In the event that any one or more of the
               ------------
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (j)  Entire Agreement.  This Agreement is intended by the parties as a
               ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       UNITED USN, INC.


                                       By: _______________________________
                                           Name:
                                           Title:


SMITH BARNEY INC.
BT SECURITIES CORPORATION
CHASE SECURITIES INC.
CIBC WOOD GUNDY SECURITIES CORP.


By:  SMITH BARNEY INC. on behalf of
     the Initial Purchasers


   By:_____________________________
      Name:
      Title: